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Nortel Networks
Service Provider & Carrier
8200 Dixie Road, Suite 100
Brampton, Ontario L6T 5P6
(905) 863-3107 (esn 333) Main
(905) 824-9310 (esn 335-1280) Home Office
(905) 863-5751 (esn 333) FAX

www.nortelnetworks.com

lugal@nortelnetworks.com

      Richard Dugal
 Regional Vice President
merging Service Providers
         Canada


NORTEL NETWORKS CONFIDENTIAL SPECIAL HANDLING

January 19, 2001

Mr. Matt Hcysel
Chairman & CEO
China Broadband Corp.
2080, 440 - 2 Avenue SE
Calgary, Alberta
T2P 5E9

Dear Matt:

Attached is a new Supplement No. 1 to the Purchase and License Agreement ("PLA") between Nortel Networks Limited ("Nortel Networks") and China Broadband Corporation ("CBC") dated September 28, 2000. The parties wish to replace the existing "PLA Supplement", which was attached to the PLA at the time of execution of the PLA, with the attached Supplement No. 1.

If you agree with the following, please arrange for execution by China
Broadband Corporation in the space indicated below to indicate acceptance of the amendment of the PLA.

Nortel Networks United and China Broadband Corporation hereby agree to amend the Purchase and License Agreement ("PLA") between them dated September 28, 2000 by deleting the "PLA Supplement" which was attached to the PLA at the time of execution of the PLA with the "Supplement No. 1" a copy of which is attached to this letter, such amendment to have retroactive effect from September 28, 2000.

Agreed:

NORTEL NETWORKS LIMITED                         CHINA BROADBAND CORPORATION

By:/s/RICHARD DUGAL                             By:/s/MATT HEYSEL
   -------------------                             -------------------
Name: Richard Dugal                             Name: Matt Heysel
     -----------------                               -----------------
Title: Region Director                          Title: Chairman & CEO
      ----------------                                ----------------
Date: Jan. 24, 2001                             Date: Jan. 23, 2001
      ----------------                                ----------------





Yours very truly,


/s/RICHARD DUGAL

China Broadband Corporation                                     NORTEL
                                                                  NETWORKS
PLA Supplement Number 1
--------------------------------------------------------------------------------

The terms and conditions provided to this Supplement ("Supplement Number 1") are in addition to those contained in the Purchase and License Agreement ("PLA") dated September 28, 2000 between China Broadband Corporation ("Customer") and Nortel Networks Limited ("Nortel Networks"). Capitalized terms used in this Supplement and not otherwise defined herein have the meanings ascribed thereto in the PLA.

1. REPLACEMENT OF EXISTING SUPPLEMENT

The PLA Supplement attached to the PLA as of the daft of execution of the PLA is hereby deleted in its entirety and replaced with this Supplement Number 1.

2. TERM

This Supplement Number 1 is effective from September 28, 2000 and will continue in effect for a period of five years thereafter ("Term").

3. SHIPMENT AND DELIVERY

Nortel Networks will ship the equipment listed in Exhibit "A", and all other Products to be shipped under this agreement, FOB Nortel Networks' factory.

Customer is responsible for shipping the goods into the People's Republic of China ("PRC") to the installation site(s). Customer shall comply fully with all relevant laws, rules and regulations in respect of the importation of the goods into the PRC.

Customer is responsible for payment of all shipping costs, customs duties and related amounts including all taxes other than taxes calculated on the net income of Nortel Networks.

4. ESTIMATED VOLUME

Customer agrees that during the Term it shall purchase from Nortel Networks and make full payment for Products and Services having an aggregate price of up to US$250,000,000.00 (Two Hundred and Fifty Million United States Dollars).

5. PRICING ANTI PAYMENT

The prices for the quantities of Products set forth in Exhibit "A" shall be as set forth in such Exhibit. Nortel Networks agrees that during the Term, the price applicable to the Products listed in Exhibit "B" shall be calculated in accordance with Exhibit "B". Nortel Networks shall be entitled to invoice 100% of the price for any Products upon shipment of such Products.

6. PURCHASE ORDER: AND LETTER OF CREDIT

Customer shall issue one purchase order in respect of each calendar quarter for all products required to be shipped in such quarter. Such purchase order shall be issued no more than quarterly, but may be issued semiannually or annually at Customer's discretion. Each such purchase order (i) shall be paid in full prior to any shipment being made for product ordered therein, or (ii) shall be accompanied by an irrevocable standby letter of credit in the form attached hereto as Exhibit "C", or such other form as is agreed by the parties in writing, issued by a Canadian Bank. Customer agrees that Nortel Networks may make a demand under such letter of credit in respect of any payment not made within 30 days of invoice at any time from and after such 30 days during the term of such letter of credit.

Propietary and Confidential Information                                        1

China Broadband Corporation                                     NORTEL
                                                                  NETWORKS
PLA Supplement Number 1
--------------------------------------------------------------------------------

7. ACCOUNT TEAM

Nortel Networks will assign as account team in both North America and China to work closely with Customer to implement the business plan, assist Customer with marketing programs, introductions and participation in mutually agreed to trade shows, special events such as the Lighting Ceremonies etc.

8. AUTHORITY

China Broadband Corporation warrants that it has the authority to bind big Sky and SHBS and guarantees the performance by Big Sky and SHBS of all of their obligations specified in the PLA and this Supplement Number 1.


CHINA BROADBAND CORPORATION

By:/s/MATT HEYSEL
   -------------------
Name: Matt Heysel
     -----------------
Title: Chairman & CEO
      ----------------
Date: Jan. 23, 2001
      ----------------


NORTEL NETWORKS LIMITED

By:/s/RICHARD DUGAL
   -------------------
Name: Richard Dugal
     -----------------
Title: Region Director
      ----------------
Date: Jan. 24, 2001
      ----------------



Propietary and Confidential Information                                        2